Exhibit 10.22

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Copy	CONFIDENTIAL

AMENDMENT No. 1 to the

RESEARCH COLLABORATION AND LICENSE AGREEMENT

(Muscle Diseases Research Program Expansion)

This AMENDMENT NO. 1 to the RESEARCH COLLABORATION AND LICENSE AGREEMENT (this “Amendment No. 1”), effective as of the 17th day of May, 2011 (the “Amendment No. 1 Effective Date”), is made by and between GlaxoSmithKline LLC, a Delaware limited liability company having a place of business at One Franklin Plaza, Philadelphia, PA 19101 (“GSK”), and Five Prime Therapeutics, Inc., a Delaware corporation having a place of business at Two Corporate Drive, South San Francisco, CA 94080 (“FivePrime”). GSK and FivePrime are referred to herein individually as a “Party” and collectively as the “Parties”.

Background

A.      FivePrime and GSK are parties to a Research Collaboration and License Agreement, effective July 29, 2010 (the “Collaboration Agreement”), under which GSK and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance Targets involved in skeletal muscle disorders, with GSK having the option to expand the research collaboration upon the terms and conditions set forth therein.

B.      GSK now desires to (i) exercise its option to expand the research collaboration to include an Expanded Muscle Diseases Research Plan covering ***, as set forth in Section 3.3.2(a)(ii) of the Collaboration Agreement, and (ii) include in the Expanded Muscle Diseases Research Plan FivePrime’s conduct of a cell-based screen in addition to ***.

C.      GSK and FivePrime desire to amend the Collaboration Agreement as set forth in this Amendment No. 1 to incorporate the Expanded Muscle Diseases Research Plan.

 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Amendment No. 1, the receipt and sufficiency of which are hereby acknowledged, FivePrime and GSK hereby agree as follows:

Agreement

1.       Defined Terms. Capitalized terms used in this Amendment No. 1 without definition shall have the respective meanings set forth in the Collaboration Agreement.

2.       Exercise of Muscle Diseases Research Program Expansion Option by GSK. Pursuant to Section 3.3.2(a)(ii) of the Collaboration Agreement, GSK hereby elects to exercise its option, and the Parties hereby agree, to expand the Research Program in Muscle Diseases to include *** and include in the Expanded Muscle Diseases Research Plan FivePrime’s conduct of a cell-based screen in addition to ***, in accordance with the Expanded Muscle Diseases Research Plan agreed upon by the Parties and attached hereto as Exhibit A, and under the terms and conditions set forth in the Collaboration Agreement as amended hereby.

3.      Expanded Muscle Diseases Research Plan; Reports; Escalation of Results.

3.1.        Expanded Muscle Diseases Research Plan. The research plan for the Expanded Muscle Diseases Research Program, including the budget for the activities the Parties expect FivePrime will conduct thereunder, is attached hereto as Exhibit A and incorporated herein by reference (the “Expanded Muscle Diseases Research Plan”). By December 15 of each Calendar Year during the Expanded Muscle Research Program Term, the JSC shall amend, as necessary, the Expanded Muscle Diseases Research Plan to reflect any mutually agreed upon changes in the scope of research activities necessary given the progress and results of the research activities thereunder, the utilization of FTE efforts by FivePrime, or any mutually agreed upon change in strategy, timelines or plans going forward. ***. In addition and based upon an analysis of the available scientific data and information provided to the JSC in accordance with Sections 3.2 or 3.3 below, the JSC may, by unanimous vote, elect to terminate the Expanded Muscle Diseases Research Program as set forth in Section 7.2 of this Amendment No. 1.

3.2.        Reports to JSC. At each *** meeting of the JSC during the Expanded Muscle Research Program Term, FivePrime shall provide an update summarizing the progress of the research activities during ***. Such report shall include summaries of data from the results of activities conducted under the Expanded Muscle Diseases Research Plan during the ***, future planned activities, and the anticipated timelines for carrying out such activities.

3.3.        Escalation of Results to the JSC. In the event that, based solely upon an analysis of relevant data and results with respect to the conduct of the Expanded Muscle Diseases Research Program, the Working Group at any time unanimously agrees that (a) the activities to be conducted under the Expanded Muscle Disease Research Program are unlikely to progress or to be successful; (b) are unlikely to progress or to be successful in a timely manner; or (c) the conduct of a given activity pursuant to the Expanded Muscle Diseases Research Plan are likely to require substantially more or less FTE efforts than as originally estimated and approved by the JSC, then the Working Group will so inform the JSC of such determination within a reasonable period of time, including requesting an ad hoc meeting of the JSC if the Working Group determines such ad hoc meeting to be necessary.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.      FivePrime’s FTE Efforts.

4.1.        FivePrime will conduct the Expanded Muscle Diseases Research Program at all times in accordance with the Expanded Muscle Diseases Research Plan (as amended from time to time) using the FTE efforts as set forth therein, which shall at all times include at least the minimum FTE efforts determined by the JSC to be necessary with respect to a given activity conducted pursuant to the Expanded Muscle Diseases Research Plan, as such minimum FTE effort may be revised from time to time, including after referral by the Working Group pursuant to Section 3.3(c). Notwithstanding the foregoing, the Working Group may unanimously determine to use more or less than the minimum FTE efforts determined by the JSC to be necessary with respect to a given activity conducted pursuant to the Expanded Muscle Diseases Research Plan, provided that such FTE effort is not substantially more or less than the FTE efforts originally estimated and approved by the JSC with respect to such activity. FivePrime will commit an average of *** FTEs during the Expanded Muscle Diseases Research Program Term to the conduct of activities under the Expanded Muscle Diseases Research Plan (i.e. a total of *** FTE years). The Parties acknowledge that the actual annualized FTE effort committed by FivePrime during any Calendar Quarter during the Expanded Muscle Diseases Research Program Term may be higher or lower than *** annualized FTEs. For the avoidance of doubt, such FTEs committed by FivePrime to the conduct of the Expanded Muscle Diseases Research Program shall be in addition to, and not in place of, any FTE efforts committed by FivePrime to the conduct of the Muscle Disease Research Program. FTE work on or directly related to the Expanded Muscle Diseases Research Plan to be performed by FivePrime employees may include *** related to the Expanded Muscle Diseases Research Plan. FTE efforts shall not include ***.

4.2.        The table below sets forth the Parties’ good faith estimate as of the Amendment No. 1 Effective Date of the FTE efforts FivePrime will devote to the conduct of activities under the Expanded Muscle Disease Research Plan by Calendar Quarter during the Expanded Muscle Program Research Term.

Calendar Quarter Ending	Estimated Staffing Level by Quarter (annualized FTE)
June 30, 2011	***
September 30, 2011	***
December 31, 2011	***
March 31, 2012	***
June 30, 2012	***
September 30, 2012	***
December 31, 2012	***
March 31, 2013	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

June 30, 2013	***
September 30, 2013	***
December 31, 2013	***
March 31, 2014	***
June 30, 2014	***

Average:	***

4.3.        Definition of “FTE”. For purposes of the Expanded Muscle Diseases Research Plan and this Amendment No. 1, the term “FTE” means the full-time equivalent of an individual dedicated by FivePrime to activities under the Expanded Muscle Diseases Research Plan for a 12-month period (consisting of not more than a total of *** hours per year of dedicated effort for any one individual in a given Calendar Year even if such individual dedicates more than *** hours of effort to the Expanded Diseases Research Plan in such Calendar Year). Any person who devotes less than *** hours in a given Calendar Year to the Expanded Diseases Research Plan shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on such activities, divided by ***.

4.4.        The Working Group and Joint Steering Committee will endeavor to work within the above FTE estimates and to manage both FTE usage and external costs accordingly and in accordance with the applicable GSK Annual Cost Cap and the GSK Total Cost Cap as set forth herein. The Parties acknowledge that the above Calendar Quarter estimates of FTE efforts represent the Parties’ good faith estimate as of the Amendment No. 1 Effective Date and that the actual FTE efforts during a given Calendar Quarter may be greater or less than the estimates set forth in the table above as planned activities under the Expanded Muscle Diseases Research Plan progress. The Parties via the Working Group will discuss in good faith and will agree upon the most cost-effective approach to completing the proposed research under this Expanded Muscle Diseases Research Plan, including with respect to ***.

5.      Research Funding.

5.1.        Payments by Calendar Quarter. For each Calendar Quarter during the Expanded Muscle Research Program Term, FivePrime shall invoice GSK up to *** days in advance of the beginning of a Calendar Quarter for the amounts set forth in the table below, which amounts GSK shall pay to FivePrime within *** days after receipt of the Invoice by GSK, such payments to be made in accordance with Section 6.8 of the Collaboration Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Calendar Quarter Ending	Research Funding Payment
June 30, 2011	$***
September 30, 2011	$***
December 31, 2011	$***
March 31, 2012	$***
June 30, 2012	$***
September 30, 2012	$***
December 31, 2012	$***
March 31, 2013	$***
June 30, 2013	$***
September 30, 2013	$***
December 31, 2013	$***
March 31, 2014	$***
June 30, 2014	$***

Total:	$***

5.2.        Research Funding Components. The amounts GSK shall pay to FivePrime pursuant to Section 5.1 include the estimated costs of FivePrime of (a) ***; (b) ***; (c) an average of *** FTEs during the Expanded Muscle Program Research Term to be dedicated to the conduct of FivePrime’s activities under the Expanded Muscle Diseases Research Program; (d) ***; (d) the purchase of *** (the “Purchased Equipment”); (e) the purchase of ***; and (f) the purchase of ***, each for use in connection with FivePrime’s conduct of research activities under the Expanded Muscle Diseases Research Plan; in each case (a) – (f) above that are expected to be incurred by FivePrime in connection with the conduct of the research activities allocated to FivePrime under the Expanded Muscle Disease Research Plan. The Parties’ good faith estimate as of the Amendment No. 1 Effective Date of the non-FTE research plan costs of FivePrime under this Expanded Muscle Diseases Research Plan during the Expanded Muscle Program Research Term are set forth in the table below.

Description	Estimated Costs
***	$***
***	$*** *
***	$***
***	$***
***	$***
Total:	$***

* FivePrime purchased the *** prior to the Amendment No. 1 Effective Date in preparation for the activities under the Expanded Muscle Disease Research Plan.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.3.        Maintenance on Purchased Equipment. In the event that any repairs on the Purchased Equipment become necessary during the Expanded Muscle Program Research Term, then the Parties will discuss the nature and proposed costs associated with such repairs via the Working Group or the JSC in good faith. If the Working Group or JSC, as applicable, approves the proposed costs for such repairs and necessary replacement parts, then GSK will pay such approved costs. Subject to Section 4.4 of this Amendment No. 1, GSK shall pay all amounts due under this Section 4.2 of Amendment No. 1 within *** days or receipt of an Invoice from FivePrime, such payments to be made in accordance with Section 6.8 of the Collaboration Agreement.

5.4.        GSK Annual Cost Caps; GSK Total Cost Cap.

5.4.1.    GSK Annual Cost Caps. Notwithstanding anything set forth herein to the contrary, the total amount that GSK will be responsible for paying to FivePrime for activities conducted by FivePrime under the Expanded Muscle Disease Research Plan in each of the Calendar Years 2011, 2012 and 2013 shall be as set forth in the table below (each a “GSK Annual Cost Cap”). In no event shall the Working Group or JSC be authorized to modify, and in no event shall GSK have an obligation to pay to FivePrime any amounts in excess of the applicable GSK Annual Cost Cap for any activities conducted during the Calendar Year to which such GSK Annual Cost Cap is applicable.

Calendar Year	GSK Annual Cost Cap
2011	$***
2012	$***
2013	$***

5.4.2.    GSK Total Cost Cap. Notwithstanding anything set forth herein to the contrary, the total amount that GSK will be responsible for paying to FivePrime for activities conducted by FivePrime under the Expanded Muscle Disease Research Plan shall be *** dollars ($***) (the “GSK Total Cost Cap”). In no event shall the Working Group or JSC be authorized to modify, and in no event shall GSK have an obligation to pay to FivePrime any amounts in excess of the GSK Total Cost Cap for any activities conducted under the Expanded Muscle Diseases Research Program.

5.5.        Late Payments. If FivePrime does not receive payment of any undisputed amounts due in full on or before the due date therefor under this Amendment No. 1, interest on such amount shall accrue in accordance with Section 6.6 of the Collaboration Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.6.        Other Consideration under the Collaboration Agreement. GSK’s payment obligations as set forth in this Amendment No. 1 for the Expanded Muscle Disease Research Program are in addition to, and not in lieu of, any payment obligations of GSK with respect to the Initial Research Program as set forth in the Collaboration Agreement and any payment obligations of GSK under Article 6 of the Collaboration Agreement.

6.      Audit Rights. GSK shall have the right to audit costs and expenses with respect to which FivePrime is entitled to payment under this Amendment No. 1 in accordance with Section 6.7 of the Collaboration Agreement, applied mutatis mutandis, and the Parties agree that the documentation to be reviewed to audit such costs and expenses shall also include such documentation and other information as is reasonably necessary to determine the accuracy of any Invoices submitted with respect to any costs incurred pursuant to this Amendment No. 1.

7.      Term and Termination.

7.1.        Term. The Research Program Term for the Muscle Indication shall commence upon the Amendment No. 1 Effective Date and shall continue for three (3) years thereafter (the “Expanded Muscle Research Program Term”). If, by the end of the Third Calendar Quarter of 2013, the Parties mutually agree that it is necessary to conduct research activities in addition to those set forth in the Expanded Muscle Research Program Plan, the Parties will meet and discuss in good faith such additional necessary activities and will agree upon a reasonable budget for the conduct of such additional activities during the Expanded Muscle Research Program Term.

7.2.        Termination by the JSC. The JSC may, by unanimous vote and based upon an analysis of the available scientific data and information provided to the JSC in accordance with Sections 3.2 or 3.3, terminate the Expanded Muscle Disease Research Program in accordance with Section 3.1 of this Amendment No. 1, such termination to be effective immediately. Upon termination of the Expanded Muscle Disease Research Program pursuant to this Section 7.2, GSK shall be responsible solely for amounts that had accrued and were payable to FivePrime as of the date of termination and any reasonable wind-down costs associated therewith that are mutually agreed upon by the Parties.

8.      End-of-term Option to Purchase Equipment. Subject to the remainder of this Section 8, during and after the Expanded Muscle Research Program Term, FivePrime shall retain all legal right, title and interest in and to the Purchased Equipment with respect to which GSK paid FivePrime pursuant to this Amendment No. 1. GSK shall have the option, exercisable upon written notice to FivePrime any time until forty-five (45) days after the end of the Expanded Muscle Research Program Term, to purchase all of FivePrime’s right, title and interest in and to the Purchased Equipment for *** ($***) *** (the “Purchase Option Price”) necessary to ship such Purchased Equipment to the location designated by GSK in writing. Upon payment of the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Purchase Option Price with respect to the Purchased Equipment, all right, title and interest in and to the Purchased Equipment shall be owned by GSK. The Purchased Equipment shall be transferred to GSK AS IS, WITHOUT WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTEES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FITNESS FOR ANY USE CONTEMPLATED BY GSK and FivePrime shall promptly ship such Purchased Equipment pursuant to GSK’s written instructions to the location designated by GSK in such instructions.

9.      Entire Agreement; Relationship to Collaboration Agreement.

9.1.        This Amendment No. 1 and the Collaboration Agreement, together with their respective Exhibits, constitute the entire understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all other previous express or implied agreements. The Exhibits to this Amendment No. 1 are incorporated herein by reference and shall be deemed a part of this Agreement. This Amendment No. 1 may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

9.2.        The Parties’ rights and obligations under the Expanded Research Program for Muscle Diseases shall be governed by and subject to the terms of the Collaboration Agreement, as amended by this Amendment No. 1. In the event there is any inconsistency between the Collaboration and the Amendment No. 1, the terms and conditions under this Amendment No. 1 shall control solely with respect to the Parties’ rights and obligations with respect to the Expanded Research Program for Muscle Disease, and not with respect to the rest of the Research Program (including any other expansion thereof) under the Collaboration Agreement.

10.    Miscellaneous Provisions; Incorporation by Reference.

10.1.      Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware (and the patent laws of the United States) without reference to any rules of conflict of laws.

10.2.      Counterparts. This Amendment No. 1 may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 1 may be executed by facsimile or electronic signatures, which signatures shall have the same force and effect as original signatures.

10.3.      Full Force and Effect of Collaboration Agreement. This Amendment No. 1 is effective as of the Amendment No. 1 Effective Date. Except as expressly set forth in this Amendment No. 1, the Agreement shall remain in full force and effect except that reference to the “Agreement” or words of like import in the Collaboration Agreement will mean and will be a reference to the Collaboration Agreement as amended by this Amendment No. 1.

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, FivePrime and GSK have executed this Agreement Regarding Expanded Muscle Diseases Research Plan as of the Muscle Expansion Effective Date.

GlaxoSmithKline LLC	Five Prime Therapeutics, Inc.

/s/ Justin Huang	/s/ Julia P. Gregory
Justin Huang	Julia P. Gregory
Assistant Secretary	President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Expanded Muscle Diseases Research Plan

FivePrime – GSK Muscle Metabolism DPU

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

A-1